Exhibit (17)(a)

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://www.diamond-hill.com). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D36450-TBD	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain

1.  To consider and vote upon the Agreement and Plan of Reorganization, providing for (i) the acquisition by BrandywineGLOBAL - Corporate Credit Fund of all of the assets and liabilities of Diamond Hill Corporate Credit Fund, in exchange for shares of BrandywineGLOBAL - Corporate Credit Fund to be distributed to the shareholders of Diamond Hill Corporate Credit Fund and (ii) the subsequent termination of Diamond Hill Corporate Credit Fund.

	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.diamond-hill.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

D36451-TBD

DIAMOND HILL FUNDS

Diamond Hill Corporate Credit Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder, hereby appoints Thomas Line and Karen Colvin and each of them, the proxies of the undersigned, with full power of substitution, to vote as indicated herein, all shares of the fund standing in the name of the undersigned at the Special Meeting of Shareholders (the “Meeting”) of Diamond Hill Funds (the “Trust”) to be held at the offices of the Trust, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 on June 11, 2021 at 10:00 a.m., Eastern Time, and at any and all adjournments and postponements thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement/Prospectus, which have been received by the undersigned. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” such Proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

PLEASE NOTE: If it is determined that the Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website (http://www.diamond-hill.com). We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D36452-TBD	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain

2.  To consider and vote upon the Agreement and Plan of Reorganization, providing for (i) the acquisition by BrandywineGLOBAL - High Yield Fund of all of the assets and liabilities of Diamond Hill High Yield Fund, in exchange for shares of BrandywineGLOBAL - High Yield Fund to be distributed to the shareholders of Diamond Hill High Yield Fund and (ii) the subsequent termination of Diamond Hill High Yield Fund.

	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.diamond-hill.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

D36453-TBD

DIAMOND HILL FUNDS

Diamond Hill High Yield Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder, hereby appoints Thomas Line and Karen Colvin and each of them, the proxies of the undersigned, with full power of substitution, to vote as indicated herein, all shares of the fund standing in the name of the undersigned at the Special Meeting of Shareholders (the “Meeting”) of Diamond Hill Funds (the “Trust”) to be held at the offices of the Trust, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 on June 11, 2021 at 10:00 a.m., Eastern Time, and at any and all adjournments and postponements thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement/Prospectus, which have been received by the undersigned. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” such Proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE